UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2024

MariaDB plc

(Exact name of registrant as specified in its charter)

Ireland	001-41571	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

699 Veterans Blvd

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(855) 562-7423

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	MRDB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share	MRDBW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on February 5, 2024, MariaDB plc, an Irish public limited corporation (the “Company”), entered into a Forbearance Agreement (the “Forbearance Agreement”) by and among the Company, the guarantors under the RP Note (as defined below) (the “Guarantors”), and RP Ventures LLC (“RP Ventures”) as Agent and Holder of the RP Note, in connection with the maturity on January 31, 2024 of that certain senior secured promissory note, dated as of October 10, 2023 and amended on January 10, 2024, issued by the Company to RP Ventures in the principal amount of $26,500,000 (the “RP Note”) to allow for further negotiations with respect to a transaction to restructure all or any material part of the obligations under the RP Note.

Under the terms of the Forbearance Agreement, the Company agreed that certain actions, whether taken by the Company or a third party, would constitute an immediate event of default under the Forbearance Agreement, the RP Note, the Guarantee and Collateral Agreement dated as of October 10, 2023 by and between the Company and the Guarantors in favor of RP Ventures, as Agent and Holder of the RP Note, and other related RP Note documents (collectively, the “RP Note Documents”), without any notice or grace or cure period. These actions include any public announcement by a third party regarding a proposed offer or other transaction with the Company that could result in a change of control.

On February 16, 2024, K1 Investment Management LLC (“K1”) publicly announced a non-binding indicative proposal (the “K1 Proposal”) to acquire the entire issued and to be issued share capital of the Company through K5 Private Investors, L.P., a fund controlled by K1, which proposal had previously been delivered to the Company’s Board of Directors on February 15, 2024. The announcement of the K1 Proposal by K1 constitutes an immediate event of default under the Forbearance Agreement. As a result of such default, the forbearance period under the Forbearance Agreement terminated on February 16, 2024, allowing RP Ventures the right to declare all principal of and accrued interest on the RP Note to be immediately due and payable. Interest on amounts due under the RP Note accrues at the default rate of 2% above the otherwise-applicable non-default interest rate of 10%.

On February 17, 2024, RP Ventures submitted a notice to the Company regarding the Company’s default under the Forbearance Agreement and reserving RP Ventures’ right to exercise its rights and remedies under the RP Note Documents. Also on February 17, 2024, RP Ventures provided to the Company a copy of an activation notice that RP Ventures submitted to Bank of America, N.A. asserting its control rights over the Company’s deposit account. The Company is currently in discussions with RP Ventures to secure bridge financing in the event the Company is not able to obtain cash through its deposit account. There can be no guarantee that the Company will be able to secure bridge financing.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure under Item 1.02 of this current report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On February 19, 2024, the Company announced the K1 Proposal made pursuant to The Irish Takeover Panel Act 1997, Takeover Rules, 2022 (the “Irish Takeover Rules”).

A copy of the announcement dated February 19, 2024, is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Irish Takeover Rules Responsibility Statement

In accordance with Rule 19.2 of the Irish Takeover Rules, the directors of the Company accept responsibility for the information contained in this filing. To the best of the knowledge and belief of the directors (who have taken all reasonable care to ensure that such is the case), the information contained in this filing is in accordance with the facts and does not omit anything likely to affect the import of such information.

Forward-Looking Statements

Certain statements in this Current Report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words indicating future events and actions, such as “will,” “intend,” “plan,” and “may,” and variations of such words, and similar expressions and future-looking language identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this report include statements regarding whether RP Ventures will pursue any of its rights and remedies under the RP Note or the Forbearance Agreement, including commencing a legal or other action against the Company, foreclosure or activation of control of the Company’s deposit accounts, the Company’s ability to secure bridge financing and whether the K1 Proposal or another transaction proposal is pursued. Forward-looking statements are not guarantees of future events and actions, which may vary materially from those expressed or implied in such statements. Differences may result from, among other things, actions taken by the Company or its management or the board of directors of the Company or the special committee of the board of directors of the Company, or third parties, including those beyond the Company’s control, such as RP Ventures or its affiliates, K1 or its affiliates, and NYSE. The foregoing list of differences and risks and uncertainties is illustrative but by no means exhaustive. For more information on factors that may affect the RP Note and related events and the K1 Proposal or another transaction proposal, please review “Risk Factors” and other information included in the Company’s filings and records filed with the United States Securities and Exchange Commission, including the Company’s most recent quarterly filing on Form 10-Q. These forward-looking statements reflect the Company’s expectations as of the date hereof. The Company undertakes no obligation to update the information provided herein.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Announcement issued by MariaDB plc, dated February 19, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MariaDB plc
Dated: February 20, 2024
	By:	/s/ Conor McCarthy
		Name:	Conor McCarthy
		Title:	Chief Financial Officer

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